Another Record Year AGA Financial Forum Boca Raton, FL May 6, 2002

Regarding Forward Looking Statements

6.8 percent increase in FYTD 2002 Working toward our 11th consecutive year of EPS growth; an industry record 5 year CAGR 1998-2002E: 7.5% 1997 1998 1999 2000 2001 2002 2001 2002 1.48 1.57 1.67 1.81 1.97 2.12 1.91 2.04 Based on continuing operations. * Wall Street Consensus Estimate Strong Earnings Growth Financial Performance March 31

FY2002 Six-month EPS Contributors NJNG remains the primary earnings driver NJRES contributed 9 percent to EPS NJRES and OSS/CM contributed 12 percent to EPS NJRHS contributed 2 percent NJNG NJNG OSS/CM NJRES NJRHS & Other 46652 1701 5171 1087 Financial Performance

Return on Equity Highest ROE in gas industry in 2000 Our highest level in 17 years Allowed ROE of 11.5 percent 1996 1997 1998 1999 2000 2001 0.134 0.139 0.142 0.145 0.148 0.153 Based on continuing operations * Excluding OCI * Financial Performance

Dividend Rate and Payout Ratio 1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1996 1997 1998 1999 2000 2001 2002 1.04 1.07 1.09 1.12 1.15 1.17 1.2 Seven increases in six years Lowest payout ratio since 1984 1996 1997 1998 1999 2000 2001 2002E 0.75 0.72 0.7 0.67 0.63 0.6 0.57 * Effective January 2, 2002 * Dividends per Share Payout Ratio Financial Performance

The Winter of 2001-02, How Warm was It? Actual Normal 3441 4193 Warmest winter in the Company's history 18 percent warmer than normal; 24 percent warmer than last year WNC protects 70 to 80 percent of shortfall

FY2002 Six-month Capital Expenditures New Customer 10.8 System Integrity 8.2 Other Utility 1.4 Non-Utility 0.3 Economic Value Added Process Margin from new customers must cover associated capital costs System integrity spending up to depreciation level Other project evaluated on EVA basis Total of $48 million expected in FY 2002 Millions Total: $20.7 Financial Performance

Capital Structure Common Equity 258919 Preferred 21004 LT Debt 352227 Common Equity 372839 LT Debt 415822 September 1995 March 2002 Credit Rating: Moody's A-2 S&P A Financial Performance

Share Repurchase & DRP Programs Since beginning these programs, we have returned over $210 million to shareowners, including dividends Share Repurchase Program Dividend Reinvestment Plan implemented Shares authorized * Shares purchased on open market Total cash investment ($MM) Average investment per share 9/96 7/96 2,000,000 1,379,870 $50.0 $24.27 N/A 422,813 $12.8 $30.31 April 30, 2002 Financial Performance * Increased from 1.5 million to 2 million shares in January 2002

Key Factors for Growth Achieving our goal of above average earnings growth that will consistently place us in the top 10 percent of our peer group is based on: Wholesale Energy Services Quality Profitable Customer Growth New Market Opportunities

Our Service Area 3 percent annual customer growth rate; nearly double the national average Population growing faster than state average Largest independent LDC in New Jersey NJNG New Jersey Natural Gas NYC Phila. Atlantic City Profitable Customer Growth

Customer Growth 1996 363 1997 374 1998 385 1999 397 2000 410 2001 423 2002E 435 Residential 121480 IT 422 Trans. 13726 OSS/CM 2876 Stable Margins Customer Base Profitable Customer Growth Customer growth generates approximately $6.0 million of new margin annually Profitable mix of conversion and new customers enhance profitability NJNG captures 95 percent of new construction 35 percent of new customers expected to come from conversions March 31, 2002

Market Potential Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Preliminary 21296 Final 25830 Conceptual 9699 Pending 3378 Pending Preliminary Final Conceptual Non Heat 11300 Non Gas 79179 on Gas Off 78640 New Customers = 60,193 Non-heat Customers Non-gas off main Non-gas on main Conversions = 169,119 Profitable Customer Growth

Working with Regulators New Governor in New Jersey Change in parties Participated in transition process BPU Changes New President Increased Commissioners from 3 to 5 NJR remains committed to no base rate case strategy Profitable Customer Growth

Working with Regulators Avoid filing for base-rate increases Use off-system and capacity release sales for the benefit of customers and shareowners Seeking extension through 2004 Open new markets and offer customers new choices Resolve, by settlement, all restructuring proceedings Reduce prices by 15 percent over 2 month period Reflects savings from gas-cost hedging programs By partnering with our regulators, NJNG has been able to: Profitable Customer Growth

Off-System & Capacity Management Programs Since 1992, off-system sales/capacity management have generated over $170 million of credits to customers and total EPS of $1.06. 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 Customer Credits 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 Wholesale Energy Services

New Markets Create New Opportunities Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management 1991 51 1992 52 12 1993 55 21 1994 58 27 20 1995 57 25 38 5 7 1996 64 24 38 9 29 1997 62 45 38 9 67 1998 60 62 43 7 82 1999 61 95 49 8 131 2000 64 96 36 4 120 2001 73 81 8 2 174 2002E 62 112 5 0 281 Billion Cubic Feet 64 105 164 254 344 51 76 132 336 320 221 NJR has consistently profited from new market opportunities Total Energy Deliveries Wholesale Energy Services 460

Energy Services EPS Energy Services are a growing contributor of total earnings Early player in energy services Diverse product line Storage and marketing Fuel management Basis and Day Trading Wholesale OSS/CM 1999 0.12 0.18 2000 0.17 0.18 2001 0.23 0.18 2001 0.12 0.08 2002 0.19 0.06 Wholesale Energy Services $.30 $.35 $.41 $.25 $.20 September 30 March 31

NJRES Strategic Focus Maintains relationships with pipelines Creates Win-Win opportunities Do not focus on discount transportation Focus on sharing of opportunity Hold or manage over 40 Bcf in storage Active in 'Market Area' 'Heads up' on pipeline operation issues Wholesale Energy Services

Located in Owego, NY Projected 11.9 Bcf high- deliverability storage capacity Connects to Tennessee Gas Pipeline Received "Interim Operation" authority from FERC on April 1, 2002. Allows for one-half capacity to be operated until final completion (scheduled for June 1, 2002) Have begun base gas injection NJRES is the exclusive marketing agent for Stagecoach 10-year term - beginning April 1, 2002 NJRES compensation - Management fees and incentives Stagecoach Storage Summary Wholesale Energy Services

Expanding NJR Home Services Appliance service Duct cleaning HVAC equipment replacement Plumbing services Protection Plan enhancements Expected to provide about $.04 per share in FY2002 New Market Opportunities

Improved Productivity The cost of adding a new customer has declined nearly 23 percent, while O&M productivity has improved by 10 percent since 1992. Primary drivers have been: Balanced marketing strategy Changes in work processes New Customer Cost O&M as a Percent of Margin Quality

Productivity & Incentives Virtually every employee is a shareowner $2.7 million of incentive pay at risk; 5 percent of total payroll Incentives paid in cash and stock Bargaining Unit participates in the incentive plan Customers per Employee Margin per Employee Quality

Celebrating 50 Years of Dedicated Service 1952 0.07 2001 1.97 1952 16 2002 806 1952 1 1955 2 1960 4 1965 9 1970 8 1975 9 1980 20 1985 53 1990 106 1995 216 2000 429 2001 487 Annualized Total Return of 13.54%

Key Points Excellent market opportunities Strong earnings growth prospects Healthy financial profile Demonstrated consistent performance NJR S&P 500 Electric Utilities Peer Group Gas Distribution 0.129 0.106 0.098 0.088 0.076 Annualized 5 Year Total Return

Another Record Year AGA Financial Forum Boca Raton, FL May 6, 2002